Franklin Gold and Precious Metals Fund
Statement of Investments, April 30, 2019 (unaudited)
Franklin Gold and Precious Metals Fund
		Country	Shares/Rights/ Warrants	Value
	Common Stocks and Other Equity Interests 98.9%
	Copper 0.7%
[a]	Imperial Metals Corp.	Canada	1,696,100	$ 3,191,109
	Sandfire Resources NL	Australia	490,309	2,434,365
				5,625,474
	Diversified Metals & Mining 4.4%
[a]	Adventus Zinc Corp.	Canada	3,500,000	2,351,799
[a,b]	Bluestone Resources Inc.	Canada	1,100,000	795,435
[a,c]	Bluestone Resources Inc., 144A	Canada	1,400,000	1,107,959
[a,b]	Bluestone Resources Inc., wts., 3/19/21	Canada	550,000	37,630
[a,d]	Geopacific Resources Ltd.	Australia	165,027,382	1,862,169
[a,c,d]	INV Metals Inc., 144A	Canada	6,565,000	1,936,072
[a,c]	Ivanhoe Mines Ltd., 144A	Canada	6,035,000	14,688,741
[a]	Ivanhoe Mines Ltd., A	Canada	2,411,800	5,870,142
[a,b,d]	Nautilus Minerals Inc.	Canada	9,222,015	155,288
[a,b,c,d]	Nautilus Minerals Inc., 144A	Canada	28,535,816	480,511
[a]	Orla Mining Ltd.	Canada	4,770,713	3,633,065
[a,b]	Orla Mining Ltd., wts., 2/15/21	Canada	460,000	8,114
				32,926,925
	Gold 82.6%
	Agnico Eagle Mines Ltd. (CAD Traded)	Canada	345,797	14,323,442
	Agnico Eagle Mines Ltd. (USD Traded)	Canada	302,000	12,505,820
[a]	Alacer Gold Corp.	United States	6,262,500	16,598,384
[a,c]	Alacer Gold Corp., 144A	United States	1,500,000	3,975,661
	Alamos Gold Inc., A (CAD Traded)	Canada	4,448,316	20,657,403
	Alamos Gold Inc., A (USD Traded)	Canada	3,369,500	15,668,175
	AngloGold Ashanti Ltd., ADR	South Africa	4,009,823	47,315,911
[a]	Asanko Gold Inc.	Canada	11,203,375	7,277,091
[a]	B2Gold Corp.	Canada	18,993,694	51,617,923
	Barrick Gold Corp.	Canada	3,159,383	40,187,352
[a]	Belo Sun Mining Corp.	Canada	3,405,750	622,972
[a,c]	Belo Sun Mining Corp., 144A	Canada	13,800,000	2,524,264
	Centamin PLC	Egypt	15,015,200	17,328,805
[a]	Centerra Gold Inc.	Canada	2,545,700	12,962,277
[a,c]	Centerra Gold Inc., 144A	Canada	2,893,400	14,732,707
[d]	Chalice Gold Mines Ltd.	Australia	31,072,008	2,848,759
[a]	Continental Gold Inc.	Canada	6,136,230	12,461,211
[a,c]	Continental Gold Inc., 144A	Canada	1,000,000	2,030,760
[a]	Dacian Gold Ltd.	Australia	4,545,412	6,315,134
[a]	Detour Gold Corp.	Canada	1,341,300	11,916,881
[a]	Eldorado Gold Corp.	Canada	3,453,724	14,388,368
[a]	Endeavour Mining Corp.	Canada	1,160,000	16,472,450
[a]	Gascoyne Resources Ltd.	Australia	23,023,100	746,904
[a]	Golden Star Resources Ltd.	United States	3,479,533	14,022,518
[a]	Great Panther Mining Ltd.	Canada	7,871,889	6,935,921
[a,d]	Guyana Goldfields Inc.	Canada	7,946,700	5,517,718
[a,c,d]	Guyana Goldfields Inc., 144A	Canada	6,220,000	4,318,800
[a]	IAMGOLD Corp.	Canada	4,760,500	14,424,315
[a,d]	Lion One Metals Ltd.	Canada	5,500,000	2,874,421
[a,c,d]	Lion One Metals Ltd., 144A	Canada	2,935,000	1,533,896
[a,d]	Lydian International Ltd.	Canada	6,375,000	761,535
[a,c,d]	Lydian International Ltd., 144A	Canada	34,973,000	4,177,751
Quarterly Statement of Investments  |  See Notes to Statement of Investments.  |  1

Franklin Gold and Precious Metals Fund
STATEMENT OF INVESTMENTS (UNAUDITED)
Franklin Gold and Precious Metals Fund  (continued)
		Country	Shares/Rights/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Gold (continued)
[a]	Midas Gold Corp.	Canada	2,520,900	$ 1,336,299
[a,c]	Midas Gold Corp., 144A	Canada	4,030,000	2,136,255
	Newcrest Mining Ltd.	Australia	2,286,439	40,328,903
	Newmont Goldcorp Corp.	United States	748,614	23,251,951
	OceanaGold Corp.	Australia	9,088,488	25,513,450
	Osisko Gold Royalties Ltd.	Canada	215,000	2,430,267
[a,d]	Perseus Mining Ltd.	Australia	80,259,901	25,471,483
[a]	Pretium Resources Inc.	Canada	2,599,000	19,734,082
[a,d]	Red 5 Ltd.	Australia	127,268,146	9,424,365
[a,d]	RTG Mining Inc.	Australia	1,769,918	118,928
[a,c,d]	RTG Mining Inc., 144A	Australia	2,397,790	161,118
[a,d]	RTG Mining Inc., IDR	Australia	41,087,582	3,187,472
[a,d]	Rubicon Minerals Corp.	Canada	4,738,900	3,290,411
[a]	SEMAFO Inc.	Canada	4,294,200	11,413,582
[a,c,e]	Shandong Gold Mining Co. Ltd., 144A, Reg S	China	3,300,000	7,125,495
[a]	SolGold PLC	Australia	14,650,000	7,000,149
[a]	St. Augustine Gold and Copper Ltd.	Philippines	8,136,836	121,500
[a,c]	St. Augustine Gold and Copper Ltd., 144A, (CAD Traded)	Philippines	16,383,333	244,637
[a,c]	St. Augustine Gold and Copper Ltd., 144A, (USD Traded)	Philippines	10,000,000	149,321
	St. Barbara Ltd.	Australia	7,188,991	16,224,115
[a]	Teranga Gold Corp.	Canada	1,257,751	3,051,882
[a]	TMAC Resources Inc.	Canada	510,000	1,477,378
[a]	Torex Gold Resources Inc.	Canada	402,000	3,844,722
[a,c]	Torex Gold Resources Inc., 144A	Canada	1,450,000	13,867,776
[a]	West African Resources Ltd.	Australia	9,450,000	1,832,769
				622,783,839
	Precious Metals & Minerals 8.3%
	Anglo American Platinum Ltd.	South Africa	287,656	14,529,662
[a]	Eastern Platinum Ltd.	Canada	2,592,102	406,407
	Fresnillo PLC	United Kingdom	1,120,000	10,936,493
[a]	Impala Platinum Holdings Ltd.	South Africa	3,065,000	12,278,484
[a]	Impala Platinum Holdings Ltd., ADR	South Africa	1,506,100	5,964,156
[a]	Northam Platinum Ltd.	South Africa	1,259,019	5,249,785
[a,c,d]	Platinum Group Metals Ltd., 144A	South Africa	134,388	199,666
[a,d]	Platinum Group Metals Ltd., wts., 11/15/19	South Africa	7,593,795	113,907
[a,d]	Platinum Group Metals Ltd. (CAD Traded)	South Africa	2,252,787	3,347,055
[a,d]	Platinum Group Metals Ltd. (USD Traded)	South Africa	1,610,015	2,382,822
[a]	Royal Bafokeng Platinum Ltd.	South Africa	2,193,527	5,153,314
[a]	Stornoway Diamond Corp.	Canada	38,429,400	1,936,677
				62,498,428
	Silver 2.9%
	Hochschild Mining PLC	Peru	3,268,520	7,932,165
[a]	MAG Silver Corp.	Canada	672,000	6,602,598
[a,c]	MAG Silver Corp., 144A	Canada	240,000	2,358,071
	Pan American Silver Corp.	Canada	357,021	4,547,393
[a,b]	Pan American Silver Corp., rts., 2/20/49	Canada	1,850,600	467,708
				21,907,935
	Total Common Stocks and Other Equity Interests (Cost $998,500,186)			745,742,601
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Franklin Gold and Precious Metals Fund
STATEMENT OF INVESTMENTS (UNAUDITED)
Franklin Gold and Precious Metals Fund  (continued)
		Country	Principal Amount*	Value
	Convertible Bonds (Cost $3,000,000) 0.3%
	Precious Metals & Minerals 0.3%
[d]	Platinum Group Metals Ltd., cvt., 6.875%, 7/01/22	South Africa	$ 3,000,000	$ 2,215,801
	Total Investments before Short Term Investments (Cost $1,001,500,186)			747,958,402
			Shares
	Short Term Investments (Cost $3,852,786) 0.5%
	Money Market Funds 0.5%
[f,g]	Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	3,852,786	3,852,786
	Total Investments (Cost $1,005,352,972) 99.7%			751,811,188
	Other Assets, less Liabilities 0.3%			2,215,981
	Net Assets 100.0%			$754,027,169

See Abbreviations on page 8.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]Non-income producing.
[b]Fair valued using significant unobservable inputs. See Note 6 regarding fair value measurements.
[c]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $77,749,461, representing 10.3% of net assets.
[d]See Note 4 regarding holdings of 5% voting securities.
[e]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At April 30, 2019, the value of this security was $7,125,495, representing 0.9% of net assets.
[f]See Note 5 regarding investments in affiliated management investment companies.
[g]The rate shown is the annualized seven-day effective yield at period end.
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Franklin Gold And Precious Metals Fund
Notes to Statement of Investments (unaudited)
1.  ORGANIZATION
Franklin Gold and Precious Metals Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).
2.  FINANCIAL INSTRUMENT VALUATION
The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.
Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.
Investments in open-end mutual funds are valued at the closing NAV.
The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.
Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities
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Franklin Gold And Precious Metals Fund
Notes to Statement of Investments (unaudited)
as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.
When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.
3.  CONCENTRATION OF RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.
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Franklin Gold And Precious Metals Fund
Notes to Statement of Investments (unaudited)
4.  HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended April 30, 2019, investments in “affiliated companies” were as follows:
Name of Issuer	Number of Shares/ Warrants/ Principal Amount* Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount* Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
						Dividends
Beadell Resources Ltd.	68,266,330	59,219,600	(127,485,930)[a]	—	$ —	$ —	$ —	$16,194,205
Chalice Gold Mines Ltd.	31,072,008	—	—	31,072,008	2,848,759	908,235	—	(730,371)
Geopacific Resources Ltd.	165,027,382	—	—	165,027,382	1,862,169	—	—	(1,326,474)
Guyana Goldfields Inc.	1,845,000	6,101,700	—	7,946,700	5,517,718	—	—	(6,469,227)
Guyana Goldfields Inc., 144A	6,220,000	—	—	6,220,000	4,318,800	—	—	(14,807,891)
INV Metals Inc., 144A	6,565,000	—	—	6,565,000	1,936,072	—	—	(435,968)
Lion One Metals Ltd.	5,500,000	—	—	5,500,000	2,874,421	—	—	675,774
Lion One Metals Ltd., 144A	2,935,000	—	—	2,935,000	1,533,896	—	—	360,618
Lydian International Ltd.	22,701,000	—	(16,326,000)	6,375,000	761,535	—	(3,224,830)	1,555,306
Lydian International Ltd., 144A	35,250,000	—	(277,000)	34,973,000	4,177,751	—	(87,807)	(3,287,311)
Nautilus Minerals Inc.	9,222,015	—	—	9,222,015	155,288	—	—	(837,242)
Nautilus Minerals Inc., 144A	28,535,816	—	—	28,535,816	480,511	—	—	(2,590,687)
Perseus Mining Ltd.	61,253,901	19,006,000[a]	—	80,259,901	25,471,483	—	—	277,568
Perseus Mining Ltd., wts., 4/19/19	19,006,000	—	(19,006,000)[a]	—	—	—	—	939,081
Platinum Group Metals Ltd., (CAD Traded)	5,934,082	12,543,795[a]	(16,225,090)[a]	2,252,787	3,347,055	—	—	291,051
Platinum Group Metals Ltd., (units consisting of common stock and wts.)	12,093,795	—	(12,093,795)[a]	—	—	—	—	468,030
Platinum Group Metals Ltd. (USD Traded)	15,281,172	81,898[a]	(13,753,055)[a]	1,610,015	2,382,822	—	—	704,621
Platinum Group Metals Ltd., 144A	1,343,876	—	(1,209,488)[a]	134,388	199,666	—	—	60,195
Platinum Group Metals Ltd., wts., 11/15/19	—	12,093,795[a]	(4,500,000)[a]	7,593,795	113,907	—	—	(24,579)
Red 5 Ltd.	127,268,146	—	—	127,268,146	9,424,365	—	—	3,182,130
RTG Mining Inc.	1,769,918	—	—	1,769,918	118,928	—	—	(17,136)
RTG Mining Inc., 144A	2,397,790	—	—	2,397,790	161,118	—	—	(23,215)
RTG Mining Inc., IDR	41,087,582	—	—	41,087,582	3,187,472	—	—	(18,623)
Rubicon Minerals Corp.	3,508,900	1,230,000	—	4,738,900	3,290,411	—	—	(1,071,344)
					$74,164,147	$908,235	$(3,312,637)	$(6,931,489)
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Franklin Gold And Precious Metals Fund
Notes to Statement of Investments (unaudited)
Name of Issuer	Number of Shares/ Warrants/ Principal Amount* Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount* Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates (continued)
						Interest
Platinum Group Metals Ltd., cvt., 6.875%, 7/01/22	3,000,000	—	—	3,000,000	$2,215,801	$—	$—	$(16,703)
Total Affiliated Securities (Value is 10.1% of Net Assets)					$76,379,948	$908,235	$(3,312,637)	$(6,948,192)
aGross addition/reduction was the result of various corporate actions.
*In U.S. dollars unless otherwise indicated.
5.  INVESTMENTS IN AFFILIATED MANAGEMENT INVESTMENT COMPANIES
The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. During the period ended April 30, 2019, the Fund held investments in affiliated management investment companies as follows:
	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	755,389	114,421,593	(111,324,196)	3,852,786	$3,852,786	$69,554	$ —	$ —
6.  FAIR VALUE MEASUREMENTS
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:
•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
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Franklin Gold And Precious Metals Fund
Notes to Statement of Investments (unaudited)
6.  FAIR VALUE MEASUREMENTS  (continued)
A summary of inputs used as of April 30, 2019, in valuing the Fund’s assets carried at fair value, is as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Diversified Metals & Mining	$31,449,947	$—	$1,476,978	$32,926,925
Gold	622,503,793	280,046	—	622,783,839
Silver	21,440,227	—	467,708	21,907,935
All Other Equity Investments	68,123,902	—	—	68,123,902
Convertible Bonds	—	2,215,801	—	2,215,801
Short Term Investments	3,852,786	—	—	3,852,786
Total Investments in Securities	$747,370,655	$2,495,847	$1,944,686	$751,811,188

[a]For detailed categories, see the accompanying Statement of Investments.
[b]Includes common stocks as well as other equity interests.
A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.
7.  SUBSEQUENT EVENTS
The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure.
Abbreviations
Currency
CAD	Canadian Dollar
USD	United States Dollar
Selected Portfolio
ADR	American Depositary Receipt
IDR	International Depositary Receipt

For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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